UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 13, 2020

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Union Boulevard, #400, Lakewood, CO 80228
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders

On February13, 2020, Good Times Restaurants Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The Company’s Stockholders voted on three proposals: (1) to elect the nominated directors of the Company to serve until the next annual meeting or until the appointment or election and qualification of their successors; (2) To submit an advisory vote on the compensation of the Company’s named executive officers; and (3) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2020. These matters are more fully described in the Company’s Proxy Statement for the 2020 Annual Meeting.

The certified results of the matters voted on at the 2020 Annual Meeting are as follows:

Proposal 1:         Election of Directors

	For	Against	Abstain	Broker Non-Votes
Geoffrey R. Bailey	5,390,534	312,473	44,816	4,766,926
Charles Jobson	5,455,643	289,114	3,066	4,766,926
Jason S. Maceda	5,520,541	224,216	3,066	4,766,926
Robert J. Stetson	5,388,121	357,386	2,316	4,766,926

Proposal 2:         Approve, on an advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
5,591,128	91,922	64,773	4,766,926

Proposal 3:         To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2020

For	Against	Abstain	Broker Non-Votes
10,372,091	119,633	23,025	0

Item 8.01	Other Events

Following the 2020 Annual Meeting, the Company’s Board of Directors elected the Chairman of the Board and Board of Director Committee Members set forth below. Biography information is more fully described the Company’s Proxy Statement for the 2020 Annual Meeting.

Mr. Geoffrey R. Bailey will serve as Chairman of the Board.

Audit Committee	Compensation Committee
Jason S. Maceda, Committee Chairman	Geoffrey R. Bailey, Committee Chairman
Charles Jobson	Charles Jobson
Robert J. Stetson	Robert J. Stetson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.
Date: February 18, 2020
Ryan M. Zink
Acting Chief Executive Officer Chief Financial Officer and Treasurer

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